Exhibit 3.11

STATE OF DELAWARE

CERTIFICATE OF FORMATION

OF LIMITED LIABILITY COMPANY

The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.	The name of the limited liability company is QualTek Acquisition, LLC
2.

The Registered Office of the limited liability company in the State of Delaware is located at 251 Little Falls Drive (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company.

By:	/s/ Stephen T. Forbes
Authorized Person(s)

Name:	Stephen T. Forbes
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: QualTek Acquisition, LLC

2.The Certificate of Formation of the limited company is hereby amended as follows:

The name of the limited liability company is:

Velocitel, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 30th day of November, A.D., 2017

By:	/s/ Joseph Kestenbaum
Authorized Person(s)

Name:	Joseph Kestenbaum
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Certificate of Merger

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Velocitel, LLC

2.The Certificate of Formation of the limited company is hereby amended as follows:

The name of the limited liability company is:

QualTek Wireless LLC

3.This change shall be effective January 1, 2020.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 18th day of December, A.D. 2019.

By:	/s/ Christopher S. Hisey
Authorized Person(s)

Name:	Christopher S. Hisey
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Certificate of Merger

CERTIFICATE OF MERGER

OF

VERTICAL LIMIT CONSTRUCTION, LLC

WITH AND INTO

QUALTEK WIRELESS LLC

The undersigned limited liability company formed and existing under and by virtue of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101, et seq., does hereby certify, as of July 15, 2020, that:

FIRST: The name, jurisdiction of formation or organization and type of entity of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction	Type of Entity
QualTek Wireless LLC	Delaware	limited liability company
Vertical Limit Construction, LLC	Delaware	limited liability company

SECOND: An agreement of merger (the “Merger Agreement”) has been approved and executed by each of the constituent entities which is to merge.

THIRD: The name of the surviving entity is QualTek Wireless LLC.

FOURTH: The Certificate of Formation of QualTek Wireless LLC in effect immediately prior to the effectiveness of the merger shall continue to be the Certificate of Formation of QualTek Wireless LLC upon the effectiveness of the merger.

FIFTH: The merger shall be effective upon the filing of this Certificate of Merger.

SIXTH: The Merger Agreement is on file at the following place of business of QualTek Wireless LLC: 1150 First Avenue, Suite 600, King of Prussia, PA 19406.

SEVENTH: A copy of the Merger Agreement will be furnished by QualTek Wireless LLC, on request and without cost, to any member of QualTek Wireless LLC or Vertical Limit Construction, LLC.

[signature page follows]

Certificate of Merger

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed by the undersigned as of the date first written above.

QUALTEK WIRELESS LLC

By:	/s/ C. Scott Hisey
Name:	C. Scott Hisey
Title:	Manager and Authorized Person

Certificate of Merger

CERTIFICATE OF MERGER

OF

EMPIRE TELECOM USA, LLC

WITH AND INTO

QUALTEK WIRELESS LLC

The undersigned limited liability company formed and existing under and by virtue of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101, et seq., does hereby certify, as of July 15, 2020, that:

FIRST: The name, jurisdiction of formation or organization and type of entity of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction	Type of Entity
QualTek Wireless LLC	Delaware	limited liability company
Empire Telecom USA, LLC	Delaware	limited liability company

SECOND: An agreement of merger (the “Merger Agreement”) has been approved and executed by each of the constituent entities which is to merge.

THIRD: The name of the surviving entity is QualTek Wireless LLC.

FOURTH: The Certificate of Formation of QualTek Wireless LLC in effect immediately prior to the effectiveness of the merger shall continue to be the Certificate of Formation of QualTek. Wireless LLC upon the effectiveness of the merger.

FIFTH: The merger shall be effective upon the filing of this Certificate of Merger.

SIXTH: The Merger Agreement is on file at the following place of business of QualTek Wireless LLC: 1150 First Avenue, Suite 600, King of Prussia, PA 19406.

SEVENTH: A copy of the Merger Agreement will be furnished by QualTek Wireless LLC, on request and without cost, to any member of QualTek Wireless LLC or Empire Telecom USA, LLC.

[signature page follows]

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed by the undersigned as of the date first written above.

QUALTEK WIRELESS LLC

By:	/s/ C. Scott Hisey
Name:	C. Scott Hisey
Title:	Manager and Authorized Person

Certificate of Merger

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: QualTek Wireless LLC
2.	The Certificate of Formation of the limited company is hereby amended as follows:

The addition of an Article Third

THIRD: The place of business is: 475 Sentry Parkway E, Suite 200, Blue Bell, PA 19422.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 28th day of December, A.D. 2020.

By:	/s/ Christopher S. Hisey
Authorized Person(s)

Name:	Christopher S. Hisey
Print or Type

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